UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2005

Peninsula Gaming, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88829	20-0800583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Street Ice Harbor, P.O. Box 1750, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 563-583-7005

Not Applicable
(Former name or former address, if changed since last report.)

Diamond Jo, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88829	42-1483875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Street Ice Harbor, P.O. Box 1750, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 563-583-7005

Not Applicable
(Former name or former address, if changed since last report.)

The Old Evangeline Downs, L.L.C.
(Exact name of registrant as specified in its charter)

Louisiana	333-88829	72-1280511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Street Ice Harbor, P.O. Box 1750, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 563-583-7005

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

         On May 3, 2005, the Company issued the press release attached hereto as Exhibit 99.1.

Item 9.01   Financial Statement and Exhibits

        (c)   Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1- Press Release issued May 3, 2005.

The  information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended,  or  otherwise  subject  to  the  liabilities  of  that  section.   The information in this Current Report shall not be  incorporated  by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peninsula Gaming, LLC By: /s/ M. Brent Stevens Name: M. Brent Stevens Title: Chief Executive Officer

Diamond Jo, LLC By: /s/ M. Brent Stevens Name: M. Brent Stevens Title: Chief Executive Officer

The Old Evangeline Downs, L.L.C. By: /s/ M. Brent Stevens Name: M. Brent Stevens Title: Chief Executive Officer

Dated: May 3, 2005

EXHIBIT INDEX

Exhibit Number
99.1	Press release issued May 3, 2005.